Exhibit 10.2

WARRANT PURCHASE AGREEMENT

Global MobileTech, Inc.

25 West Cataldo Suite A

Spokane, WA 99202

Ladies & Gentlemen:

This Warrant Purchase Agreement (the “Agreement”) is made as of ______________, 2010 (the “Closing Date”) by and between Trevenex Resources, Inc., a Nevada corporation, (the “Company”), and the undersigned (the "Purchaser").

1.        Authorization and Purchase of the Warrant.

(A) Authorization of the Warrant. As of the Closing Date, the Company’s Board of Directors has authorized the issuance by the Company and the sale to the Purchaser of a warrant (the “Warrant”) to purchase _____________ shares of the Company’s Common Stock, par value $0.001 per share, all as more fully described, and subject to the conditions set forth below and in the form of Warrant annexed hereto as Exhibit 1. The Company securities issuable upon exercise of the Warrant are herein referred to as the “Warrant Stock,” and the Warrant and the Warrant Stock are sometimes together referred to as the “Securities.”

(B) Purchase of Warrant. Subject to the terms and conditions set forth below and in the Warrant, the Company shall issue to Purchaser the Warrant in consideration of the payment of $___________, which the parties agree is fair consideration for the Warrant.

2.        The Closing. The closing of the purchase and sale of the Warrant to Purchaser (the “Closing”) shall be held at the offices of Trevenex Resources, Inc. or at such other location as may be mutually agreed upon by the parties hereto. On the Closing Date, the Company shall deliver to Purchaser the Warrant registered in the name of Purchaser.

3.        Representations, Warranties and Covenants of the Company. The Company represents and warrants to, and covenants with, the Purchaser that:

(A) Corporate Power; Authorization. The Company has all requisite corporate power and has taken all requisite corporate action to execute and deliver each of this Agreement and the Warrant, to sell and issue the Securities and to carry out and perform all of its obligations hereunder and thereunder. Each of this Agreement and the Warrant has been duly authorized, executed and delivered on behalf of the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally. The person executing this Agreement and the Warrant is a duly authorized officer of the Company with all necessary legal authority to bind the Company generally and with the specific legal authority to cause the Company to enter into this Agreement and to execute and deliver the Warrant.

(B) Validity of Securities. The Warrant, when sold against the consideration therefor as provided therein, will be validly authorized, issued and fully paid. The issuance and delivery of the Warrant is not subject to preemptive or any similar rights of the stockholders of the Company (which have not been duly waived) or any liens or encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws; and when the Warrant Stock is issued upon exercise and in accordance with the terms of the Warrant, and such Warrant Stock is converted into Common Stock, such securities will be, at each such issuance, validly issued and outstanding, fully paid and nonassessable and free of any liens or encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

(C) No Conflict. The execution and delivery of this Agreement and the Warrant do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of its current Certificate of Incorporation or Bylaws, as amended, or any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets, the effect of which would have a material adverse effect on the Company or materially impair or restrict its power to perform its obligations as contemplated hereby or thereby.

(D) Governmental and other Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority or other person or entity is required on the part of the Company in connection with the execution, delivery and performance of this Agreement and the Warrant or the offer, issuance, sale and delivery of the Warrant and the Warrant Stock, except such filings as shall have been made prior to and shall be effective on and as of the Closing and except any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act or such post-closing filings as may be required under applicable state securities laws, all of which will be filed within applicable periods therefor. Based upon the representations made by the Purchaser in Section 4 of this Agreement, the offer and sale of the Warrant and the Warrant Stock to the Purchaser will be exempt from the registration requirements of the Securities Act and from the qualification requirements of any applicable state securities laws.

(E) Authorized and Unissued Shares of Common Stock. During the period within which the Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the Warrant, a sufficient number of authorized but unissued shares of Common Stock when and as required to provide for the exercise of the rights represented by the Warrant.

(F) Reporting. With a view to making available to the Purchaser the benefits of Rule 144 and other rules or regulations of the SEC that may permit the Purchaser to sell Warrant Stock to the public without registration, the Company shall, to the extent it is subject to reporting requirements under the Securities Exchange Act of 1934 (the “Exchange Act”), as a continuing obligation: (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the Closing; (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act of 1933 (the “Securities Act”) and the Exchange Act; and (c) furnish to the Purchaser, so long as the Purchaser owns any Securities forthwith upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the SEC that permits the selling of any such Securities without registration. If at any time the Company ceases to file reports under the Exchange Act, the Company shall from time to time promptly provide a copy of its most recent annual, quarterly and other interim reports to Purchaser.

4.        Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Company as of the Closing Date as follows:

(A) Investment Experience. Purchaser is an “accredited investor” within the meaning of Rule 501 under the Securities Act, and was not organized for the specific purpose of acquiring the Securities. Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Securities. Purchaser has had the opportunity to ask questions of the Company concerning the Company’s business prospects and financial condition.

(B) Investment Intent. Purchaser is purchasing the Warrant for investment for its own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act. Purchaser understands that the Warrant has not been registered under the

Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(C) Authorization. Purchaser has all requisite power and has taken all requisite action to execute and deliver each of this Agreement and to carry out and perform all of its obligations hereunder. This Agreement has been duly authorized, executed and delivered on behalf of Purchaser and constitutes the valid and binding agreement of Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally. The consummation of the transactions contemplated herein and the fulfillment of the terms herein will not result in a breach of any of the terms or provisions of Purchaser’s partnership agreement or other relevant organizational documents.

5.        Restrictions on Transfer of Securities; Registrable Securities. The restrictions on transfer of the Securities are as set forth in the Warrant.

6.        Miscellaneous.

(A) Waivers and Amendments. This Agreement and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

(B) Governing Law; Venue. This Agreement and the Warrant shall each be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Washington without regard to conflict of laws. The parties each irrevocably submit to the exclusive jurisdiction of the U.S. state and federal courts located in San Francisco, California in connection with any dispute arising under this Agreement or the Warrant.

(C) Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Company or Purchaser and the Closing.

(D) Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto (specifically including any person that becomes a holder of the Warrant through transfer thereof from the Purchaser, and any other successors in interest to the Securities). In the event of any merger, consolidation or acquisition involving the Company in which the Company is not the surviving entity, the Company’s obligations hereunder and under the Warrant shall be expressly or by operation of law assumed by the surviving entity.

(E) Entire Agreement; Construction. This Agreement and the Warrant constitute the full and entire understanding and agreement between the parties with regard to the subject hereof. In the event of any conflict between the terms of this Agreement and the terms of the Warrant (including any Schedule attached thereto), the terms of the Warrant shall prevail. The term “$” or “dollars” means United States dollars; the term “including” means “including without limitation”; “days” means business days in the United States. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement or the Warrant.

(F) Notices, etc. Any notice or other communication given under this Agreement shall be sufficient if in writing and sent by personal service, facsimile, courier service promising overnight delivery or registered or certified mail, return receipt requested, postage prepaid, to a party at its address set forth below (or at such other address as shall be designated for such purpose by such party in a written notice to the other party hereto):

if to Purchaser,

At the address set forth on the signature page hereto.

or

if to the Company,

Within the U.S.

Outside the U.S.

25 West Cataldo Suite A

            1-5 Block A Jaya One

Spokane, WA 99202

72A Jalan Universiti

Petaling Jaya, Selangor

Malaysia

or in any case at such other address as Purchaser or the Company shall have furnished to the other in writing. The term “notify” means to give notice in writing as specified above.

(G) Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(H) Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference and shall not, by themselves, determine the construction of this Agreement.

(I) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

GLOBAL MOBILETECH, INC.

SIGNATURE PAGE

Pursuant to the Subscription Agreement executed on ______________, Purchaser is entitled to purchase ____________ warrants.  (NOTE: to be completed by purchaser).

Date (NOTE: To be completed by purchaser):  __________________

Please indicate (circle one) whether the Investor is investing as a(n):

INDIVIDUAL

JOINT TENANTS

TENANTS IN COMMON

COMMUNITY PROPERTY

PARTNERSHIP

CORPORATION

TRUST

LIMITED LIABILITY COMPANY

Please fill out this section if the Investor is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY (If the investment is being made as JOINT TENANTS, TENANTS IN COMMON, or as COMMUNITY PROPERTY, please be sure to fill out this section for all Investors named):

________________________________

______________________________

Print Name(s)

Social Security Number(s)

________________________________

______________________________

Print Name(s) (if more than 1 individual)

Social Security Number(s)

________________________________

______________________________

Signature(s) of Investor(s)

Signature

_______________________________

                ______________________________

Date

Address

Please fill out this section if the Investor is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

____________________________

______________________________

Name of Partnership, Corporation,

Federal Taxpayer

Limited Company or Trust

Identification Number

By: _________________________

______________________________

Name: ______________________

State of Organization

Title: ________________________

Address:  _________________________________________________________

                 _________________________________________________________

AGREED AND ACCEPTED,
As of the date first above written:

Global MobileTech, Inc.

By:
Its:

Exhibit 1

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TREVENEX RESOURCES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase up to ______________ Shares of Common Stock of
GLOBAL MOBILETECH, INC.
(subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No. _________________	Issue Date: ____________ , 2010

GLOBAL MOBILETECH, INC., a corporation organized under the laws of the State of Nevada, hereby certifies that, for value received, ______________________ (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through the close of business  ______________, 2013 (the "Expiration Date"), up to _______________ fully paid and nonassessable shares of Common Stock (as hereinafter defined), $0.001 par value per share, at the applicable Exercise Price per share (as defined below).  The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)

The term "Company" shall include Trevenex Resources, Inc. and any corporation which shall succeed, or assume the obligations of Trevenex Resources, Inc. hereunder.

(b)

The term "Common Stock" includes (i) the Company's Common Stock, par value $0.001 per share; and (ii) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)

The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(d)

The "Exercise Price" applicable under this Warrant shall be $1.00 per share.

1.

Exercise of Warrant.

1.1

Vesting.  The right to exercise this Warrant shall vest on _____________ and no exercise of the purchase rights granted hereunder may be made before such date.

1.2

Number of Shares Issuable upon Exercise.  From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the "Exercise Notice"), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.3

Company Acknowledgment.  The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

1.4

Trustee for Warrant Holders.  In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrant pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

2.

Procedure for Exercise.

2.1

Delivery of Stock Certificates, Etc., on Exercise.  The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares in accordance herewith.  As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise.

2.2

Exercise.  Payment may be made in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price for the number of Common Shares specified in such Exercise Notice and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) as provided herein.

3.

Effect of Reorganization, Etc.; Adjustment of Exercise Price.

3.1

Reorganization, Consolidation, Merger, Etc.  In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled.

3.2

Dissolution.  In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrant pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder.

3.3

Continuation of Terms.  Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.  In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company's securities and property (including cash, where applicable) receivable by the Holders of the Warrant will be delivered to Holder or the Trustee as contemplated by Section 3.2.

4.

Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant.  The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 8 hereof).

5.

Reservation of Stock, Etc., Issuable on Exercise of Warrant.  the Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

6.

Assignment; Exchange of Warrant.  Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may, upon vesting, be transferred by any registered holder hereof (a "Transferor") in whole or in part.  On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, the provision of a legal opinion from the Transferor's counsel (at the Company’s expense) that such transfer is exempt from the registration requirements of applicable securities laws, and with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

7.

Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

8.

Warrant Agent.  The Company may, by written notice to the Holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

9.

Transfer on the Company's Books.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

10.

Notices, Etc.  All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

11.

Voluntary Adjustment by the Company.  The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

12.

Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of Washington without regard to principles of conflicts of laws.  Any action brought concerning the transactions contemplated by this Warrant shall be brought only in the state courts of Washington or in the federal courts located in the state of Washington.  The individuals executing this Warrant on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs.  In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.  The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

GLOBAL MOBILETECH, INC.
WITNESS:
By:
Name:
Title:

EXHIBIT A

FORM OF SUBSCRIPTION
(To Be Signed Only On Exercise Of Warrant)

TO:

Global MobileTech, Inc.

25 West Cataldo Suite A

Spokane, WA 99202

Attention: Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.______ ), hereby irrevocably elects to purchase (check applicable box):

________ shares of the Common Stock covered by such Warrant; or

the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $___________.  Such payment takes the form of (check applicable box or boxes):

$__________ in lawful money of the United States; and/or

the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2.2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ________________________________________________________________________ whose address is ___________________________________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)

Address:

EXHIBIT B

FORM OF TRANSFEROR ENDORSEMENT
(To Be Signed Only On Transfer Of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Global MobileTech, Inc.  into which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Trevenex Resources, Inc.  with full power of substitution in the premises.

Transferees	Address	Percentage Transferred	Number Transferred

Dated:
(Signature must conform to name of holder as specified on the face of the Warrant)

Address:

SIGNED IN THE PRESENCE OF:

(Name)
ACCEPTED AND AGREED:
[TRANSFEREE]

(Name)